SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2016

REJUVEL BIO-SCIENCES, INC.

(Exact name of Company as specified in its charter)

Florida	0-53698	27-1116025
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
15800 Pines Blvd. Suite 3116 Pembroke Pines, Florida 33027
(Address of principal executive offices)
(800) 670-0448
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Current Report on Form 8-K (including the exhibit) contains “forward-looking statements” within the meaning of the Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements discuss matters that are not historical facts. Because they discuss future events or conditions, forward-looking statements may include words such as “anticipate,” “believe,” “estimate,” “intend,” “could,” “should,” “would,” “may,” “seek,” “plan,” “might,” “will,” “expect,” “predict,” “project,” “forecast,” “potential,” “continue” negatives thereof or similar expressions. These forward-looking statements are found at various places throughout the this Current Report (including the exhibit) and include information concerning possible or assumed future results of our operations; business strategies; future cash flows; financing plans; plans and objectives of management; any other statements regarding future operations, future cash needs, business plans and future financial results, and any other statements that are not historical facts.

Any or all of the forward-looking statements included in this Current Report (including the exhibit) and in any other reports or public statements made by us are not guarantees of future performance and may turn out to be inaccurate. These forward-looking statements represent our intentions, plans, expectations, assumptions and beliefs about future events and are subject to risks, uncertainties and other factors. Many of those factors are outside of our control and could cause actual results to differ materially from the results expressed or implied by those forward-looking statements. In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than we have described. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report (including the exhibit). All subsequent written and oral forward-looking statements concerning other matters addressed in this Current Report (including the exhibit) and attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this Current Report (including the exhibit). Except to the extent required by law, we undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

Item 1.01  Entry into a Material Definitive Agreement

On September 14, 2016, the Circuit Court within Manatee County Florida issued an Order approving a Settlement Agreement (the “Agreement”), dated as of September 13, 2016, between Rejuvel Bio-Sciences, Inc. (the “Company”) and Rockwell Capital Partners, Inc. (“RPC”) and resulting issuance of shares of the Company to RCP under Section 3(a)(10) of the Securities Act of 1933, as amended (“Section 3(a)(10)”). The Settlement Agreement calls for the issuance of shares of Company common stock upon conversion of a promissory note issued by the Company to RPC in the principal amount of $98,670.83 issued on or about September 14, 2016 (the “Note”). The Agreement calls for conversion of the principal amount of the Note to be converted as specified in the Agreement into Company common stock.  All shares of Company common stock issued thereunder shall be issued without restrictive legend under Section 3(a)(10).

Item 9.01  Exhibits

Exhibit 99.1 Settlement Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rejuvel Bio-Sciences, Inc.

Date: October 27, 2016

By: /s/ Charles J. Scimeca

Charles J. Scimeca

President and CEO